Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2021 Financial Results

•	Diluted Earnings Per Common Share $1.68
•	Net Income $67.5 Million
•	Board of Directors Declares Dividend of $0.70 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 26, 2021) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.68 for the second quarter of 2021, compared with diluted earnings per common share of $1.50 in the previous quarter and $0.98 in the same quarter last year.  Net income for the second quarter of 2021 was $67.5 million compared with net income of $59.9 million in the first quarter of 2021 and $38.9 million in the second quarter of 2020.

“Bank of Hawaii Corporation continued to perform well during the second quarter of 2021," said Peter Ho, Chairman, President, and CEO.  “Core loans and deposits continue to grow, and asset quality remains solid.  We are also pleased with the success of our inaugural preferred stock issuance in June, which enhances the strength of our balance sheet and positions us well for future growth.”

The return on average assets for the second quarter of 2021 was 1.23 percent compared with 1.15 percent during the previous quarter and 0.82 percent in the same quarter last year.  The return on average common equity for the second quarter of 2021 was 19.60 percent compared with 17.65 percent during the previous quarter and 11.58 percent in the same quarter last year.

For the six-month period ended June 30, 2021, net income was $127.5 million, up from net income of $73.7 million during the same period last year.  Diluted earnings per common share were $3.18 for the first half of 2021 compared with diluted earnings per common share of $1.85 for the first half of 2020.

The return on average assets for the six-month period ended June 30, 2021 was 1.19 percent compared with the return on average assets of 0.79 percent for the same six-month period in 2020.  The return on average common equity was 18.63 percent for the first half of 2021 compared with the return on average common equity of 11.11 percent for the first half of 2020.

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Bank of Hawaii Corporation Second Quarter 2021 Financial Results	Page 2

Financial Highlights

Net interest income, on a taxable-equivalent basis, for the second quarter of 2021 was $123.8 million, an increase of $3.0 million from $120.8 million in the first quarter of 2021 and down $3.2 million from $127.0 million in the second quarter of 2020.  The net interest margin was 2.37 percent in the second quarter of 2021, a decrease of 6 basis points from 2.43 percent in the previous quarter and 46 basis points from 2.83 percent in the same quarter last year.   The decrease in the net interest margin is largely due to higher levels of liquidity from continued strong deposit growth and lower interest rates, partially offset by higher fees from Paycheck Protection Program (“PPP”) loans.  Net interest income in the second quarter of 2020 included an interest recovery of $2.9 million.

Net interest income, on a taxable equivalent basis, for the first half of 2021 was $244.7 million, down $8.7 million compared with net interest income of $253.4 million for the first half of 2020.  The net interest margin for the first six months of 2021 was 2.40 percent, compared with the net interest margin of 2.90 percent for the same six-month period last year.  Analyses of changes in net interest income are included in Tables 8a, 8b, and 8c.

Results for the second quarter of 2021 included a negative provision for credit losses of $16.1 million compared with a negative provision for credit losses of $14.3 million in the previous quarter and provision for credit losses of $40.4 million in the same quarter last year.  The provision for credit losses during the first half of 2021 was negative $30.4 million compared with a provision for credit losses of $74.0 million during the same period in 2020.

Noninterest income was $44.4 million in the second quarter of 2021, an increase of $1.4 million compared with noninterest income of $43.0 million in the first quarter of 2021 and a decrease of $6.9 million compared with $51.3 million in the second quarter of 2020.  Noninterest income in the second quarter of 2021 included a gain of $3.7 million related to the sale of investment securities, partially offset by lower mortgage banking income. Noninterest income during the second quarter of 2020 included a gain of $14.2 million related to a sale of Visa Class B shares.  Noninterest income for the first half of 2021 was $87.4 million compared with noninterest income of $97.4 million for the first half of 2020.

Noninterest expense was $96.5 million in the second quarter of 2021, a decrease of $2.4 million compared with noninterest expense of $98.9 million in the first quarter of 2021 and an increase of $7.6 million compared with $88.9 million in the second quarter of 2020.  Noninterest expense during the second quarter of 2021 included fees related to the early termination of FHLB advances and repurchase agreements of $3.2 million offset by a gain on the sale of property of $3.1 million. Noninterest expense in the second quarter of 2021 also included the restoration of incentive compensation that was reduced in the second quarter of 2020.  Noninterest expense in the first quarter of 2021 included seasonal payroll expenses of approximately $2.1 million, costs related to the rollout of contactless cards of $1.9 million, and separation expenses of $1.8 million.  Noninterest expense for the first half of 2021 was $195.4 million compared with noninterest expense of $185.2 million for the first half of 2020.  An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The efficiency ratio during the second quarter of 2021 was 57.47 percent compared with 60.45 percent in the previous quarter and 49.95 percent during the same quarter last year.  The efficiency ratio for the first half of 2021 was 58.94 percent compared with 52.90 percent in the same period last year.

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Bank of Hawaii Corporation Second Quarter 2021 Financial Results	Page 3

The effective tax rate for the second quarter of 2021 was 22.84 percent compared with 24.09 percent in the previous quarter and 20.05 percent during the same quarter in 2020.  The effective tax rate for the first half of 2021 was 23.43 percent compared with an effective tax rate of 18.95 percent during the same period last year. The increase in the effective tax rate for the first half of 2021 was primarily due to higher pretax book income in the first half of 2021.

The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other.  Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality continued to remain stable during the second quarter of 2021.  Total non-performing assets were $19.0 million at June 30, 2021, up from $17.9 million at March 31, 2021 and down from $22.7 million at June 30, 2020.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.16 percent at the end of the second quarter of 2021, compared with 0.15 percent at the end of the first quarter of 2021 and 0.19 percent at the end of the second quarter of 2020.

Accruing loans and leases past due 90 days or more were $9.3 million at June 30, 2021 compared with $10.4 million at March 31, 2021 and $8.9 million at June 30, 2020.  Restructured loans on accrual status and not past due 90 days or more were $74.9 million at June 30, 2021 compared with $74.2 million at March 31, 2021 and $59.7 million at June 30, 2020.   More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loan and lease charge-offs during the second quarter of 2021 were $1.2 million or 0.04 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $4.3 million partially offset by recoveries of $3.1 million.  Net loan and lease charge-offs during the first quarter of 2021 were $2.9 million or 0.10 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $6.3 million partially offset by recoveries of $3.4 million.  Net loan and lease charge-offs during the second quarter of 2020 were $5.1 million or 0.18 percent annualized of total average loans and leases outstanding and were comprised of $8.3 million of charge-offs partially offset by recoveries of $3.2 million.  Net loan and lease charge-offs during the first half of 2021 were $4.1 million or 0.07 percent annualized of total average loans and leases outstanding compared with net charge-offs of $8.9 million or 0.16 percent annualized of total average loans and leases outstanding for the first half of 2020.

The allowance for credit losses on loans and leases was $180.4 million at June 30, 2021, a decrease from $198.3 million at March 31, 2021 and an increase from $173.4 million at June 30, 2020.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.50 percent at June 30, 2021, down from 1.63 percent at March 31, 2021 and up from 1.47 percent at June 30, 2020.  The reserve for unfunded commitments was $4.5 million at June 30, 2021, an increase from $3.0 million at the end of the prior quarter and an increase from $2.5 million at the end of the same quarter in 2020.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

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Bank of Hawaii Corporation Second Quarter 2021 Financial Results	Page 4

Other Financial Highlights

Total assets increased to a new record of $22.7 billion at June 30, 2021, an increase compared with total assets of $21.9 billion at March 31, 2021 and $19.8 billion at June 30, 2020.   Average total assets were $22.1 billion during the second quarter of 2021, an increase from $21.2 billion during the first quarter of 2021 and $19.2 billion in the second quarter of 2020.

The investment securities portfolio was $8.5 billion at June 30, 2021, up from $7.5 billion at March 31, 2021 and from $6.0 billion at June 30, 2020 due to growth in deposits that continued to outpace loan growth.  The portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises and includes $4.5 billion in securities available-for-sale and $3.9 billion in securities held-to-maturity at June 30, 2021.  The securities portfolio at March 31, 2021 included $4.0 billion in securities available-for-sale and $3.5 billion in securities held-to-maturity.  The securities portfolio at June 30, 2020 included $2.7 billion in securities available-for-sale and $3.3 billion in securities held-to-maturity.

Total loans and leases were $12.0 billion at June 30, 2021, a decrease of 0.8 percent from total loans and leases of $12.1 billion at March 31, 2021 and an increase of 2.0 percent from $11.8 billion at June 30, 2020.  Average total loans and leases were $12.1 billion during the second quarter of 2021, an increase from average total loans and leases of $12.0 billion during the first quarter of 2021 and $11.7 billion during the second quarter of 2020.

The commercial loan portfolio was $5.1 billion at June 30, 2021, a decrease of $156.2 million or 3.0 percent from $5.3 billion at March 31, 2021 and up $80.4 million or 1.6 percent from $5.0 billion at June 30, 2020.  Commercial loans excluding PPP loans were $4.6 billion at June 30, 2021, an increase of $55.7 million or 1.2 percent from $4.5 billion at March 31, 2021 and an increase of $95.3 million or 2.1 percent from $4.5 billion at June 30, 2020.  PPP loans were $513.5 million at June 30, 2021, a decrease of $212.0 million or 29.2 percent from $725.5 million at March 31, 2021 and a decrease of $14.9 million or 2.8 percent from $528.5 million at June 30, 2020.  Consumer loans were $6.9 billion at June 30, 2021, an increase of $56.9 million or 0.8 percent from $6.9 billion at March 31, 2021 and up $155.6 million or 2.3 percent from $6.8 billion at June 30, 2020.  Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $20.2 billion at June 30, 2021, an increase of 3.1 percent from total deposits of $19.6 billion at March 31, 2021 and up 15.8 percent from total deposits of $17.4 billion at June 30, 2020.  Average total deposits were $19.7 billion during the second quarter of 2021, an increase from $18.7 billion during the first quarter of 2021 and from $16.7 billion during second quarter of 2020.

Consumer deposits were $9.8 billion at June 30, 2021, an increase of $101.6 million or 1.0 percent from $9.7 billion at March 31, 2021 and an increase of $1.0 billion or 12.3 percent from $8.8 billion at June 30, 2020.  Commercial deposits were $8.7 billion at June 30, 2021, an increase of $434.8 million or 5.3 percent from $8.2 billion at March 31, 2021 and an increase of $1.4 billion or 18.9 percent from $7.3 billion at June 30, 2020.  Other deposits, including public funds, were $1.6 billion at June 30, 2021, an increase of $76.7 million or 4.9 percent from $1.6 billion at March 31, 2021 and an increase of $284.3 million or 20.9 percent from $1.4 billion at June 30, 2020.  Deposit balances are summarized in Table 10.

In the second quarter of 2021, the Company issued $180 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, at a rate of 4.375%. The Company received net proceeds from the offering of $175.5 million after issuance costs. There were no repurchases under the share repurchase program in the second quarter of 2021.  Total remaining buyback authority under the share repurchase program was $113.1 million at July 23, 2021.

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Bank of Hawaii Corporation Second Quarter 2021 Financial Results	Page 5

Total shareholders’ equity was $1.6 billion at June 30, 2021, compared with $1.4 billion at March 31, 2021 and $1.4 billion at June 30, 2020.  The Tier 1 Capital Ratio was 13.87 percent at June 30, 2021 compared with 12.35 percent at March 31, 2021 and 12.04 percent at June 30, 2020.  The Tier 1 Leverage Ratio at June 30, 2021 was 7.31 percent compared with 6.61 percent at March 31, 2021 and 6.90 percent at June 30, 2020.

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on September 15, 2021 to shareholders of record at the close of business on August 31, 2021.  The Board of Directors previously declared the first quarterly dividend payment of $5.59 per share, equivalent to $0.13975 per depositary share, on its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A for the period covering June 15, 2021 through July 31, 2021.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on August 2, 2021 to shareholders of record of the preferred stock as of July 16, 2021.

Conference Call Information

The Company will review its second quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The webcast link is https://edge.media-server.com/mmc/p/nujqrorp.  The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, July 26, 2021. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 3698556 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 and its Form 10-Q for the fiscal quarter ended March 31, 2021, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
For the Period:
Operating Results
Net Interest Income	$123,514	$120,569	$126,691	$244,083	$252,657
Provision for Credit Losses	(16,100)	(14,300)	40,400	(30,400)	74,000
Total Noninterest Income	44,431	42,970	51,268	87,401	97,417
Total Noninterest Expense	96,527	98,865	88,892	195,392	185,204
Net Income	67,533	59,949	38,908	127,482	73,650
Basic Earnings Per Common Share	1.69	1.51	0.98	3.20	1.86
Diluted Earnings Per Common Share	1.68	1.50	0.98	3.18	1.85
Dividends Declared Per Common Share	0.67	0.67	0.67	1.34	1.34

Performance Ratios
Return on Average Assets	1.23%	1.15%	0.82%	1.19%	0.79%
Return on Average Shareholders' Equity	19.17	17.65	11.58	18.43	11.11
Return on Average Common Equity	19.60	17.65	11.58	18.63	11.11
Efficiency Ratio [1]	57.47	60.45	49.95	58.94	52.90
Net Interest Margin [2]	2.37	2.43	2.83	2.40	2.90
Dividend Payout Ratio [3]	39.64	44.37	68.37	41.88	72.04
Average Shareholders' Equity to Average Assets	6.40	6.51	7.04	6.45	7.12

Average Balances
Average Loans and Leases	$12,096,308	$11,952,587	$11,727,649	$12,024,844	$11,394,178
Average Assets	22,073,569	21,150,670	19,189,581	21,614,669	18,706,092
Average Deposits	19,698,285	18,665,222	16,679,511	19,184,607	16,248,628
Average Shareholders' Equity	1,412,924	1,377,272	1,351,345	1,395,197	1,332,596

Per Share of Common Stock
Book Value	$34.80	$33.67	$33.76	$34.80	$33.76
Tangible Book Value	34.02	32.89	32.97	34.02	32.97
Market Value
Closing	84.22	89.49	61.41	84.22	61.41
High	95.95	99.10	72.74	99.10	95.53
Low	81.23	75.65	51.15	75.65	46.70

		June 30,	March 31,	December 31,	June 30,
		2021	2021	2020	2020
As of Period End:
Balance Sheet Totals
Loans and Leases		$12,041,378	$12,140,703	$11,940,020	$11,805,370
Total Assets		22,672,183	21,947,271	20,603,651	19,769,942
Total Deposits		20,169,709	19,556,651	18,211,621	17,423,155
Other Debt		10,437	60,459	60,481	60,524
Total Shareholders' Equity		1,583,531	1,360,221	1,374,507	1,352,082

Asset Quality
Non-Performing Assets		$18,974	$17,883	$18,481	$22,701
Allowance for Credit Losses - Loans and Leases		180,385	198,343	216,252	173,439
Allowance to Loans and Leases Outstanding [4]		1.50%	1.63%	1.81%	1.47%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio		12.36%	12.35%	12.06%	12.04%
Tier 1 Capital Ratio		13.87	12.35	12.06	12.04
Total Capital Ratio		15.13	13.61	13.31	13.29
Tier 1 Leverage Ratio		7.31	6.61	6.71	6.90
Total Shareholders' Equity to Total Assets		6.98	6.20	6.67	6.84
Tangible Common Equity to Tangible Assets [6]		6.08	6.06	6.53	6.69
Tangible Common Equity to Risk-Weighted Assets [6]		11.85	11.78	11.89	12.07

Non-Financial Data
Full-Time Equivalent Employees		2,085	2,058	2,022	2,112
Branches		54	63	65	67
ATMs		312	361	357	367

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of June 30, 2021 are preliminary.
[6] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020

Total Shareholders' Equity	$1,583,531	$1,360,221	$1,374,507	$1,352,082
Less: Preferred Stock	175,487	-	-	-
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,376,527	$1,328,704	$1,342,990	$1,320,565

Total Assets	$22,672,183	$21,947,271	$20,603,651	$19,769,942
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$22,640,666	$21,915,754	$20,572,134	$19,738,425

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements	$11,614,522	$11,275,565	$11,295,077	$10,941,894

Total Shareholders' Equity to Total Assets	6.98%	6.20%	6.67%	6.84%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.08%	6.06%	6.53%	6.69%

Tier 1 Capital Ratio	13.87%	12.35%	12.06%	12.04%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	11.85%	11.78%	11.89%	12.07%

Note: Risk-Weighted Assets and Regulatory capital ratios as of June 30, 2021 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest Income
Interest and Fees on Loans and Leases	$100,894	$99,299	$107,628	$200,193	$215,838
Income on Investment Securities
Available-for-Sale	16,467	15,837	14,576	32,304	31,287
Held-to-Maturity	13,576	13,300	16,723	26,876	35,975
Deposits	-	7	1	7	10
Funds Sold	260	137	92	397	638
Other	182	185	125	367	343
Total Interest Income	131,379	128,765	139,145	260,144	284,091
Interest Expense
Deposits	4,152	4,329	7,954	8,481	22,214
Securities Sold Under Agreements to Repurchase	3,470	3,533	4,020	7,003	8,045
Funds Purchased	-	1	18	1	90
Short-Term Borrowings	-	-	22	-	61
Other Debt	243	333	440	576	1,024
Total Interest Expense	7,865	8,196	12,454	16,061	31,434
Net Interest Income	123,514	120,569	126,691	244,083	252,657
Provision for Credit Losses	(16,100)	(14,300)	40,400	(30,400)	74,000
Net Interest Income After Provision for Credit Losses	139,614	134,869	86,291	274,483	178,657
Noninterest Income
Trust and Asset Management	11,682	11,278	10,550	22,960	21,465
Mortgage Banking	3,058	5,862	4,278	8,920	6,973
Service Charges on Deposit Accounts	6,065	6,128	5,097	12,193	12,548
Fees, Exchange, and Other Service Charges	13,807	13,607	9,417	27,414	22,617
Investment Securities Gains (Losses), Net	2,423	(1,203)	13,216	1,220	12,246
Annuity and Insurance	911	702	883	1,613	1,811
Bank-Owned Life Insurance	2,063	1,917	1,649	3,980	3,229
Other	4,422	4,679	6,178	9,101	16,528
Total Noninterest Income	44,431	42,970	51,268	87,401	97,417
Noninterest Expense
Salaries and Benefits	56,161	56,251	50,715	112,412	105,178
Net Occupancy	5,047	9,090	8,761	14,137	17,716
Net Equipment	8,796	8,878	8,195	17,674	16,651
Data Processing	4,557	6,322	4,416	10,879	9,204
Professional Fees	3,114	3,406	3,061	6,520	6,269
FDIC Insurance	1,669	1,654	1,558	3,323	3,014
Other	17,183	13,264	12,186	30,447	27,172
Total Noninterest Expense	96,527	98,865	88,892	195,392	185,204
Income Before Provision for Income Taxes	87,518	78,974	48,667	166,492	90,870
Provision for Income Taxes	19,985	19,025	9,759	39,010	17,220
Net Income	$67,533	$59,949	$38,908	$127,482	$73,650
Basic Earnings Per Common Share	$1.69	$1.51	$0.98	$3.20	$1.86
Diluted Earnings Per Common Share	$1.68	$1.50	$0.98	$3.18	$1.85
Dividends Declared Per Common Share	$0.67	$0.67	$0.67	$1.34	$1.34
Basic Weighted Average Common Shares	39,902,583	39,827,590	39,703,735	39,865,268	39,692,695
Diluted Weighted Average Common Shares	40,122,905	40,071,477	39,832,475	40,096,527	39,873,334

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Net Income	$67,533	$59,949	$38,908	$127,482	$73,650
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(123)	(50,050)	7,730	(50,173)	49,289
Defined Benefit Plans	442	441	374	883	748
Other Comprehensive Income (Loss)	319	(49,609)	8,104	(49,290)	50,037
Comprehensive Income	$67,852	$10,340	$47,012	$78,192	$123,687

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020
Assets
Interest-Bearing Deposits in Other Banks	$2,584	$4,506	$1,646	$2,310
Funds Sold	909,730	1,101,631	333,022	800,857
Investment Securities
Available-for-Sale	4,522,941	4,024,763	3,791,689	2,726,478
Held-to-Maturity (Fair Value of $3,965,117; $3,477,346; $3,348,693; and $3,374,294)	3,947,613	3,464,360	3,262,727	3,276,829
Loans Held for Sale	47,490	18,320	82,565	20,711
Loans and Leases	12,041,378	12,140,703	11,940,020	11,805,370
Allowance for Credit Losses	(180,385)	(198,343)	(216,252)	(173,439)
Net Loans and Leases	11,860,993	11,942,360	11,723,768	11,631,931
Total Earning Assets	21,291,351	20,555,940	19,195,417	18,459,116
Cash and Due from Banks	269,153	286,717	279,420	242,423
Premises and Equipment, Net	198,508	198,107	199,695	198,582
Operating Lease Right-of-Use Assets	97,264	97,750	99,542	97,166
Accrued Interest Receivable	47,046	47,917	49,303	50,645
Foreclosed Real Estate	2,332	2,332	2,332	2,506
Mortgage Servicing Rights	21,473	22,320	19,652	22,904
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	292,805	291,764	291,480	291,185
Other Assets	420,734	412,907	435,293	373,898
Total Assets	$22,672,183	$21,947,271	$20,603,651	$19,769,942

Liabilities
Deposits
Noninterest-Bearing Demand	$6,570,232	$6,227,436	$5,749,612	$5,485,015
Interest-Bearing Demand	4,498,825	4,379,243	4,040,733	3,437,654
Savings	7,704,575	7,474,580	6,759,213	6,821,710
Time	1,396,077	1,475,392	1,662,063	1,678,776
Total Deposits	20,169,709	19,556,651	18,211,621	17,423,155
Funds Purchased	-	-	-	-
Short-Term Borrowings	-	-	-	-
Securities Sold Under Agreements to Repurchase	550,490	600,490	600,590	603,206
Other Debt	10,437	60,459	60,481	60,524
Operating Lease Liabilities	105,380	105,820	107,412	104,741
Retirement Benefits Payable	50,260	50,687	51,197	43,833
Accrued Interest Payable	3,879	4,109	5,117	7,775
Taxes Payable and Deferred Taxes	11,844	15,599	2,463	38,297
Other Liabilities	186,653	193,235	190,263	136,329
Total Liabilities	21,088,652	20,587,050	19,229,144	18,417,860
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued and outstanding: June 30, 2021 - 180,000 shares)	180,000	-	-	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2021 - 58,557,754 / 40,465,482;
March 31, 2021 - 58,553,365 / 40,394,234; December 31, 2020 - 58,285,624 / 40,119,312;
and June 30, 2020 - 58,263,452 / 40,047,694)	580	580	580	580
Capital Surplus	594,261	594,804	591,360	586,946
Accumulated Other Comprehensive Income (Loss)	(41,468)	(41,787)	7,822	18,925
Retained Earnings	1,884,431	1,844,057	1,811,979	1,786,351
Treasury Stock, at Cost (Shares: June 30, 2021 - 18,092,272; March 31, 2021 - 18,159,131;
December 31, 2020 - 18,166,312; and June 30, 2020 - 18,215,758)	(1,034,273)	(1,037,433)	(1,037,234)	(1,040,720)
Total Shareholders' Equity	1,583,531	1,360,221	1,374,507	1,352,082
Total Liabilities and Shareholders' Equity	$22,672,183	$21,947,271	$20,603,651	$19,769,942

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accum.
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	-	-	127,482	-	127,482
Other Comprehensive Loss	-	-	-	-	-	(49,290)	-	-	(49,290)
Share-Based Compensation	-	-	-	-	6,122	-	-	-	6,122
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	383,326	-	1,292	-	(891)	6,259	6,660
Common Stock Repurchased	-	-	(37,156)	-	-	-	-	(3,298)	(3,298)
Cash Dividends Declared Common Stock ($1.34 per share)	-	-	-	-	-	-	(54,139)	-	(54,139)
Balance as of June 30, 2021	180,000	$180,000	40,465,482	$580	$594,261	$(41,468)	$1,884,431	$(1,034,273)	$1,583,531

Balance as of December 31, 2019	-	$-	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	-	-	-	-	-	-	73,650	-	73,650
Other Comprehensive Income	-	-	-	-	-	50,037	-	-	50,037
Cumulative Change in Accounting Principle	-	-	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	-	-	3,704	-	-	-	3,704
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	195,351	1	676	-	1,333	3,041	5,051
Common Stock Repurchased	-	-	(187,352)	-	-	-	-	(17,145)	(17,145)
Cash Dividends Declared Common Stock ($1.34 per share)	-	-	-	-	-	-	(53,679)	-	(53,679)
Balance as of June 30, 2020	-	$-	40,047,694	$580	$586,946	$18,925	$1,786,351	$(1,040,720)	$1,352,082

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2021			March 31, 2021			June 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	0.04%	$3.2	$-	0.93%	$2.6	$-	0.18%
Funds Sold	946.2	0.3	0.11	550.6	0.1	0.10	545.9	0.1	0.07
Investment Securities
Available-for-Sale
Taxable	4,290.8	16.3	1.53	4,007.9	15.8	1.57	2,614.1	14.3	2.19
Non-Taxable	12.3	0.1	4.27	12.3	0.1	4.27	32.2	0.4	4.45
Held-to-Maturity
Taxable	3,496.2	13.4	1.53	3,385.8	13.1	1.55	2,957.6	16.4	2.22
Non-Taxable	41.5	0.3	2.53	38.1	0.2	2.55	54.4	0.4	2.66
Total Investment Securities	7,840.8	30.1	1.5	7,444.1	29.2	1.57	5,658.3	31.5	2.22
Loans Held for Sale	25.7	0.2	2.86	26.2	0.2	2.76	23.4	0.2	3.24
Loans and Leases [1]
Commercial and Industrial	1,934.5	16.8	3.49	1,904.5	14.3	3.05	1,963.8	17.9	3.67
Commercial Mortgage	2,883.5	21.3	2.96	2,846.0	21.3	3.04	2,622.9	22.3	3.42
Construction	285.6	2.6	3.66	264.1	2.3	3.48	255.8	2.5	3.93
Commercial Lease Financing	105.7	0.4	1.54	106.4	0.4	1.43	110.9	0.5	1.88
Residential Mortgage	4,234.3	35.6	3.35	4,146.6	35.9	3.46	3,939.6	36.0	3.65
Home Equity	1,573.4	12.1	3.09	1,594.1	12.6	3.20	1,665.2	14.3	3.45
Automobile	710.4	6.1	3.45	708.3	6.1	3.51	701.2	6.2	3.55
Other [2]	368.9	6.0	6.53	382.6	6.4	6.75	468.2	7.9	6.77
Total Loans and Leases	12,096.3	100.9	3.34	11,952.6	99.3	3.35	11,727.6	107.6	3.68
Other	32.3	0.2	2.26	33.4	0.2	2.21	34.0	0.1	1.47
Total Earning Assets [3]	20,943.5	131.7	2.52	20,010.1	129.0	2.60	17,991.8	139.5	3.11
Cash and Due from Banks	256.1			270.7			302.4
Other Assets	874.0			869.9			895.4
Total Assets	$22,073.6			$21,150.7			$19,189.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,452.4	0.7	0.07	$4,186.4	0.6	0.06	$3,226.6	0.6	0.07
Savings	7,533.0	1.8	0.09	7,016.6	1.5	0.09	6,691.4	2.2	0.13
Time	1,418.4	1.7	0.47	1,630.0	2.2	0.56	1,826.8	5.2	1.13
Total Interest-Bearing Deposits	13,403.8	4.2	0.12	12,833.0	4.3	0.14	11,744.8	8.0	0.27
Short-Term Borrowings	-	-	-	2.4	-	0.09	57.6	-	0.28
Securities Sold Under Agreements to Repurchase	570.3	3.5	2.41	600.5	3.6	2.35	602.9	4.0	2.64
Other Debt	30.2	0.2	3.22	60.5	0.3	2.22	60.5	0.5	2.91
Total Interest-Bearing Liabilities	14,004.3	7.9	0.22	13,496.4	8.2	0.24	12,465.8	12.5	0.40
Net Interest Income		$123.8			$120.8			$127.0
Interest Rate Spread			2.30%			2.36%			2.71%
Net Interest Margin			2.37%			2.43%			2.83%
Noninterest-Bearing Demand Deposits	6,294.5			5,832.2			4,934.7
Other Liabilities	361.9			444.8			437.8
Shareholders' Equity	1,412.9			1,377.3			1,351.3
Total Liabilities and Shareholders' Equity	$22,073.6			$21,150.7			$19,189.6

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $269,000, $252,000, and
$358,000 for the three months ended June 30, 2021, March 31, 2021, and June 30, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis					Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2021			June 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.7	$-	0.56%	$2.0	$-	0.96%
Funds Sold	749.5	0.4	0.11	349.3	0.6	0.36
Investment Securities
Available-for-Sale
Taxable	4,150.2	32.1	1.55	2,658.3	30.8	2.31
Non-Taxable	12.3	0.3	4.27	32.3	0.7	4.43
Held-to-Maturity
Taxable	3,441.3	26.5	1.54	2,996.9	35.4	2.36
Non-Taxable	39.8	0.5	2.54	54.5	0.7	2.67
Total Investment Securities	7,643.6	59.4	1.55	5,742.0	67.6	2.35
Loans Held for Sale	25.9	0.4	2.81	23.3	0.4	3.39
Loans and Leases [1]
Commercial and Industrial	1,919.5	31.2	3.27	1,686.5	31.1	3.71
Commercial Mortgage	2,864.9	42.6	3.00	2,586.2	47.4	3.69
Construction	274.9	4.9	3.57	234.6	5.0	4.26
Commercial Lease Financing	106.1	0.8	1.48	111.1	1.1	1.91
Residential Mortgage	4,190.7	71.4	3.41	3,917.5	72.9	3.72
Home Equity	1,583.7	24.7	3.14	1,672.7	29.5	3.55
Automobile	709.3	12.2	3.48	711.1	12.6	3.56
Other [2]	375.7	12.4	6.64	474.5	16.3	6.92
Total Loans and Leases	12,024.8	200.2	3.35	11,394.2	215.9	3.80
Other	32.9	0.4	2.24	34.2	0.3	2.01
Total Earning Assets [3]	20,479.4	260.8	2.56	17,545.0	284.8	3.26
Cash and Due from Banks	263.4			290.6
Other Assets	871.9			870.5
Total Assets	$21,614.7			$18,706.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,320.2	1.3	0.06	$3,168.3	1.5	0.10
Savings	7,276.2	3.3	0.09	6,596.9	9.3	0.28
Time	1,523.6	3.9	0.52	1,784.9	11.4	1.28
Total Interest-Bearing Deposits	13,120.0	8.5	0.13	11,550.1	22.2	0.39
Short-Term Borrowings	1.2	-	0.09	57.7	0.2	0.52
Securities Sold Under Agreements to Repurchase	585.3	7.0	2.38	603.5	8.0	2.64
Other Debt	45.3	0.6	2.56	63.7	1.0	3.23
Total Interest-Bearing Liabilities	13,751.8	16.1	0.23	12,275.0	31.4	0.51
Net Interest Income		$244.7			$253.4
Interest Rate Spread			2.33%			2.75%
Net Interest Margin			2.40%			2.90%
Noninterest-Bearing Demand Deposits	6,064.6			4,698.5
Other Liabilities	403.1			400.0
Shareholders' Equity	1,395.2			1,332.6
Total Liabilities and Shareholders' Equity	$21,614.7			$18,706.1

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $521,000 and $715,000 for the six months ended June 30, 2021 and June 30, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2021
	Compared to March 31, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$0.1	$0.2
Investment Securities
Available-for-Sale
Taxable	1.1	(0.6)	0.5
Held-to-Maturity
Taxable	0.4	(0.1)	0.3
Non-Taxable	0.1	-	0.1
Total Investment Securities	1.6	(0.7)	0.9
Loans and Leases
Commercial and Industrial	0.2	2.3	2.5
Commercial Mortgage	0.4	(0.4)	-
Construction	0.2	0.1	0.3
Residential Mortgage	0.8	(1.1)	(0.3)
Home Equity	(0.2)	(0.3)	(0.5)
Other [2]	(0.2)	(0.2)	(0.4)
Total Loans and Leases	1.2	0.4	1.6
Total Change in Interest Income	2.9	(0.2)	2.7

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	0.1	0.1
Savings	0.1	0.2	0.3
Time	(0.2)	(0.3)	(0.5)
Total Interest-Bearing Deposits	(0.1)	-	(0.1)
Securities Sold Under Agreements to Repurchase	(0.2)	0.1	(0.1)
Other Debt	(0.2)	0.1	(0.1)
Total Change in Interest Expense	(0.5)	0.2	(0.3)

Change in Net Interest Income	$3.4	$(0.4)	$3.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2021
	Compared to June 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$0.1	$0.2
Investment Securities
Available-for-Sale
Taxable	7.2	(5.2)	2.0
Non-Taxable	(0.2)	(0.1)	(0.3)
Held-to-Maturity
Taxable	2.7	(5.7)	(3.0)
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	9.6	(11.0)	(1.4)
Loans and Leases
Commercial and Industrial	(0.2)	(0.9)	(1.1)
Commercial Mortgage	2.1	(3.1)	(1.0)
Construction	0.3	(0.2)	0.1
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	2.6	(3.0)	(0.4)
Home Equity	(0.8)	(1.4)	(2.2)
Automobile	0.1	(0.2)	(0.1)
Other [2]	(1.6)	(0.3)	(1.9)
Total Loans and Leases	2.5	(9.2)	(6.7)
Other	-	0.1	0.1
Total Change in Interest Income	12.2	(20.0)	(7.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(0.1)	0.1
Savings	0.3	(0.7)	(0.4)
Time	(1.0)	(2.5)	(3.5)
Total Interest-Bearing Deposits	(0.5)	(3.3)	(3.8)
Securities Sold Under Agreements to Repurchase	(0.2)	(0.3)	(0.5)
Other Debt	(0.3)	-	(0.3)
Total Change in Interest Expense	(1.0)	(3.6)	(4.6)

Change in Net Interest Income	$13.2	$(16.4)	$(3.2)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2021
	Compared to June 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.4	$(0.6)	$(0.2)
Investment Securities
Available-for-Sale
Taxable	13.6	(12.3)	1.3
Non-Taxable	(0.4)	-	(0.4)
Held-to-Maturity
Taxable	4.7	(13.6)	(8.9)
Non-Taxable	(0.2)	-	(0.2)
Total Investment Securities	17.7	(25.9)	(8.2)
Loans Held for Sale	0.1	(0.1)	-
Loans and Leases
Commercial and Industrial	4.0	(3.9)	0.1
Commercial Mortgage	4.7	(9.5)	(4.8)
Construction	0.8	(0.9)	(0.1)
Commercial Lease Financing	(0.1)	(0.2)	(0.3)
Residential Mortgage	4.9	(6.4)	(1.5)
Home Equity	(1.5)	(3.3)	(4.8)
Automobile	(0.1)	(0.3)	(0.4)
Other [2]	(3.3)	(0.6)	(3.9)
Total Loans and Leases	9.4	(25.1)	(15.7)
Other		0.1	0.1
Total Change in Interest Income	27.6	(51.6)	(24.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.4	(0.6)	(0.2)
Savings	0.9	(6.9)	(6.0)
Time	(1.5)	(6.0)	(7.5)
Total Interest-Bearing Deposits	(0.2)	(13.5)	(13.7)
Short Term Borrowings	(0.1)	(0.1)	(0.2)
Securities Sold Under Agreements to Repurchase	(0.2)	(0.8)	(1.0)
Other Debt	(0.3)	(0.1)	(0.4)
Total Change in Interest Expense	(0.8)	(14.5)	(15.3)

Change in Net Interest Income	$28.4	$(37.1)	$(8.7)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Salaries	$33,413	$31,569	$32,739	$64,982	$66,225
Incentive Compensation	5,172	5,914	3,141	11,086	3,386
Share-Based Compensation	3,174	2,584	2,021	5,758	3,312
Commission Expense	2,599	2,436	1,647	5,035	3,021
Retirement and Other Benefits	5,289	5,517	4,446	10,806	9,152
Payroll Taxes	3,026	3,968	2,782	6,994	7,325
Medical, Dental, and Life Insurance	3,204	2,424	3,830	5,628	7,972
Separation Expense	284	1,839	109	2,123	4,785
Total Salaries and Benefits	$56,161	$56,251	$50,715	$112,412	$105,178

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2021	2021	2020	2020	2020
Commercial
Commercial and Industrial	$1,257,305	$1,288,496	$1,357,610	$1,376,843	$1,428,481
PPP [1]	513,513	725,485	517,683	531,639	528,458
Commercial Mortgage	2,944,435	2,859,246	2,854,829	2,745,611	2,707,534
Construction	277,393	281,164	259,798	250,943	245,099
Lease Financing	110,500	104,980	110,766	111,831	113,187
Total Commercial	5,103,146	5,259,371	5,100,686	5,016,867	5,022,759
Consumer
Residential Mortgage	4,264,180	4,216,976	4,130,513	4,044,228	3,989,393
Home Equity	1,594,781	1,577,500	1,604,538	1,605,486	1,640,887
Automobile	714,729	710,407	708,800	709,937	700,702
Other [2]	364,542	376,449	395,483	417,090	451,629
Total Consumer	6,938,232	6,881,332	6,839,334	6,776,741	6,782,611
Total Loans and Leases	$12,041,378	$12,140,703	$11,940,020	$11,793,608	$11,805,370

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2021	2021	2020	2020	2020
Consumer	$9,848,285	$9,746,713	$9,347,725	$8,903,808	$8,766,885
Commercial	8,675,909	8,241,102	7,302,832	7,159,531	7,295,033
Public and Other	1,645,515	1,568,836	1,561,064	1,675,544	1,361,237
Total Deposits	$20,169,709	$19,556,651	$18,211,621	$17,738,883	$17,423,155

[1] The PPP amounts presented, which are reported net of deferred costs and fees, were previously included as a component of the Commercial and Industrial loan class.
[2] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2021	2021	2020	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$258	$293	$441	$475	$459
Commercial Mortgage	8,413	8,503	8,527	8,615	8,672
Total Commercial	8,671	8,796	8,968	9,090	9,131
Consumer
Residential Mortgage	2,437	1,804	3,223	3,543	5,888
Home Equity	5,534	4,951	3,958	3,661	5,176
Total Consumer	7,971	6,755	7,181	7,204	11,064
Total Non-Accrual Loans and Leases	16,642	15,551	16,149	16,294	20,195
Foreclosed Real Estate	2,332	2,332	2,332	2,332	2,506
Total Non-Performing Assets	$18,974	$17,883	$18,481	$18,626	$22,701

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$9	$-	$-	$-
Total Consumer	-	9	-	-	-
Consumer
Residential Mortgage	$4,069	$4,069	$5,274	$6,607	$4,937
Home Equity	4,498	4,906	3,187	2,571	3,519
Automobile	277	604	925	156	133
Other [1]	434	828	1,160	258	296
Total Consumer	9,278	10,407	10,546	9,592	8,885
Total Accruing Loans and Leases Past Due 90 Days or More	$9,278	$10,416	$10,546	$9,592	$8,885
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$74,926	$74,216	$68,065	$58,650	$59,713
Total Loans and Leases	$12,041,378	$12,140,703	$11,940,020	$11,793,608	$11,805,370

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.14%	0.13%	0.14%	0.14%	0.17%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.16%	0.15%	0.15%	0.16%	0.19%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.17%	0.17%	0.18%	0.18%	0.18%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.13%	0.14%	0.14%	0.20%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.23%	0.23%	0.24%	0.24%	0.27%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$17,883	$18,481	$18,626	$22,701	$20,604
Additions	2,229	2,992	434	938	5,856
Reductions
Payments	(722)	(2,481)	(490)	(3,729)	(2,736)
Return to Accrual Status	(416)	(1,014)	-	(1,035)	(822)
Sales of Foreclosed Real Estate	-	-	-	(175)	-
Charge-offs/Write-downs	-	(95)	(89)	(74)	(201)
Total Reductions	(1,138)	(3,590)	(579)	(5,013)	(3,759)
Balance at End of Quarter	$18,974	$17,883	$18,481	$18,626	$22,701

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$203,779	$221,303	141,467	$221,303	116,849

CECL Adoption (Day 1) Impact	-	-	-	-	(5,072)

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(456)	(248)	(656)	(704)	(1,349)
Consumer
Residential Mortgage	(115)	(4)	(64)	(119)	(84)
Home Equity	(107)	(16)	(273)	(123)	(273)
Automobile	(1,209)	(2,109)	(3,114)	(3,318)	(5,614)
Other [1]	(2,422)	(3,914)	(4,176)	(6,336)	(8,140)
Total Loans and Leases Charged-Off	(4,309)	(6,291)	(8,283)	(10,600)	(15,460)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	144	112	1,524	256	1,813
Commercial Mortgage	-	-	-	-	40
Consumer
Residential Mortgage	481	955	118	1,436	381
Home Equity	527	533	321	1,060	1,297
Automobile	1,172	919	547	2,091	1,552
Other [1]	801	856	662	1,657	1,526
Total Recoveries on Loans and Leases Previously Charged-Off	3,125	3,375	3,172	6,500	6,609
Net Charged-Off - Loans and Leases	(1,184)	(2,916)	(5,111)	(4,100)	(8,851)
Net Charged-Off - Accrued Interest Receivable	(124)	(308)	-	(432)
Provision for Credit Losses:
Loans and Leases	(16,774)	(14,993)	40,400	(31,767)	74,000
Accrued Interest Receivable	(828)	-	-	(828)	-
Unfunded Commitments	1,502	693	(798)	2,195	(968)
Balance at End of Period [2]	$186,371	$203,779	$175,958	$186,371	$175,958

Components
Allowance for Credit Losses - Loans and Leases	$180,385	198,343	173,439	$180,385	173,439
Allowance for Credit Losses - Accrued Interest Receivable	1,440	2,392	-	1,440	-
Reserve for Unfunded Commitments	4,546	3,044	2,519	4,546	2,519
Total Reserve for Credit Losses	$186,371	$203,779	$175,958	$186,371	$175,958

Average Loans and Leases Outstanding	$12,096,308	$11,952,587	$11,727,649	$12,024,844	$11,394,178

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.04%	0.10%	0.18%	0.07%	0.16%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [3]	1.50%	1.63%	1.47%	1.50%	1.47%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.
[3] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended June 30, 2021
Net Interest Income	$71,167	$49,038	$3,309	$123,514
Provision for Credit Losses	987	197	(17,284)	(16,100)
Net Interest Income After Provision for Credit Losses	70,180	48,841	20,593	139,614
Noninterest Income	32,600	6,575	5,256	44,431
Noninterest Expense	(72,868)	(15,742)	(7,917)	(96,527)
Income Before Income Taxes	29,912	39,674	17,932	87,518
Provision for Income Taxes	(7,365)	(9,703)	(2,917)	(19,985)
Net Income	$22,547	$29,971	$15,015	$67,533
Total Assets as of June 30, 2021	$7,479,986	$5,127,431	$10,064,766	$22,672,183

Three Months Ended June 30, 2020 [1]
Net Interest Income	$73,221	$51,219	$2,251	$126,691
Provision for Credit Losses	6,137	(1,025)	35,288	40,400
Net Interest Income (Loss) After Provision for Credit Losses	67,084	52,244	(33,037)	86,291
Noninterest Income	28,943	7,076	15,249	51,268
Noninterest Expense	(70,590)	(14,776)	(3,526)	(88,892)
Income (Loss) Before Income Taxes	25,437	44,544	(21,314)	48,667
Provision for Income Taxes	(6,492)	(10,940)	7,673	(9,759)
Net Income (Loss)	$18,945	$33,604	$(13,641)	$38,908
Total Assets as of June 30, 2020 [1]	$7,416,090	$5,033,169	$7,320,683	$19,769,942

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Six Months Ended June 30, 2021
Net Interest Income	$140,929	$96,181	$6,973	$244,083
Provision for Credit Losses	3,853	247	(34,500)	(30,400)
Net Interest Income After Provision for Credit Losses	137,076	95,934	41,473	274,483
Noninterest Income	66,298	14,433	6,670	87,401
Noninterest Expense	(151,049)	(31,419)	(12,924)	(195,392)
Income Before Income Taxes	52,325	78,948	35,219	166,492
Provision for Income Taxes	(12,839)	(19,261)	(6,910)	(39,010)
Net Income	$39,486	$59,687	$28,309	$127,482
Total Assets as of June 30, 2021	$7,479,986	$5,127,431	$10,064,766	$22,672,183

Six Months Ended June 30, 2020 [1]
Net Interest Income	$147,135	$96,456	$9,066	$252,657
Provision for Credit Losses	9,588	(735)	65,147	74,000
Net Interest Income (Loss) After Provision for Credit Losses	137,547	97,191	(56,081)	178,657
Noninterest Income	61,533	18,811	17,073	97,417
Noninterest Expense	(141,336)	(32,122)	(11,746)	(185,204)
Income (Loss) Before Income Taxes	57,744	83,880	(50,754)	90,870
Provision for Income Taxes	(14,608)	(20,494)	17,882	(17,220)
Net Income (Loss)	$43,136	$63,386	$(32,872)	$73,650
Total Assets as of June 30, 2020 [1]	$7,416,090	$5,033,169	$7,320,683	$19,769,942

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2020	2020
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$100,894	$99,299	$98,471	$103,189	$107,628
Income on Investment Securities
Available-for-Sale	16,467	15,837	15,449	14,558	14,576
Held-to-Maturity	13,576	13,300	14,113	15,967	16,723
Deposits	-	7	1	3	1
Funds Sold	260	137	115	149	92
Other	182	185	167	151	125
Total Interest Income	131,379	128,765	128,316	134,017	139,145
Interest Expense
Deposits	4,152	4,329	4,861	5,891	7,954
Securities Sold Under Agreements to Repurchase	3,470	3,533	3,614	3,622	4,020
Funds Purchased	-	1	5	-	18
Short-Term Borrowings	-	-	-	1	22
Other Debt	243	333	337	337	440
Total Interest Expense	7,865	8,196	8,817	9,851	12,454
Net Interest Income	123,514	120,569	119,499	124,166	126,691
Provision for Credit Losses	(16,100)	(14,300)	15,200	28,600	40,400
Net Interest Income After Provision for Credit Losses	139,614	134,869	104,299	95,566	86,291
Noninterest Income
Trust and Asset Management	11,682	11,278	11,239	10,752	10,550
Mortgage Banking	3,058	5,862	6,851	4,047	4,278
Service Charges on Deposit Accounts	6,065	6,128	6,335	6,027	5,097
Fees, Exchange, and Other Service Charges	13,807	13,607	12,143	12,296	9,417
Investment Securities Gains (Losses), Net	2,423	(1,203)	(1,193)	(1,121)	13,216
Annuity and Insurance	911	702	670	881	883
Bank-Owned Life Insurance	2,063	1,917	2,353	1,806	1,649
Other	4,422	4,679	6,860	7,046	6,178
Total Noninterest Income	44,431	42,970	45,258	41,734	51,268
Noninterest Expense
Salaries and Benefits	56,161	56,251	50,200	51,951	50,715
Net Occupancy	5,047	9,090	14,536	7,281	8,761
Net Equipment	8,796	8,878	9,574	9,223	8,195
Data Processing	4,557	6,322	4,604	4,691	4,416
Professional Fees	3,114	3,406	3,174	2,743	3,061
FDIC Insurance	1,669	1,654	1,484	1,282	1,558
Other	17,183	13,264	15,082	12,778	12,186
Total Noninterest Expense	96,527	98,865	98,654	89,949	88,892
Income Before Provision for Income Taxes	87,518	78,974	50,903	47,351	48,667
Provision for Income Taxes	19,985	19,025	8,589	9,511	9,759
Net Income	$67,533	$59,949	$42,314	$37,840	$38,908

Basic Earnings Per Common Share	$1.69	$1.51	$1.06	$0.95	$0.98
Diluted Earnings Per Common Share	$1.68	$1.50	$1.06	$0.95	$0.98

Balance Sheet Totals
Loans and Leases	$12,041,378	$12,140,703	$11,940,020	$11,793,608	$11,805,370
Total Assets	22,672,183	21,947,271	20,603,651	20,109,489	19,769,942
Total Deposits	20,169,709	19,556,651	18,211,621	17,738,883	17,423,155
Total Shareholders' Equity	1,583,531	1,360,221	1,374,507	1,361,739	1,352,082

Performance Ratios
Return on Average Assets	1.23%	1.15%	0.83%	0.76%	0.82%
Return on Average Shareholders' Equity	19.17	17.65	12.26	11.01	11.58
Return on Average Common Equity	19.60	17.65	12.26	11.01	11.58
Efficiency Ratio [1]	57.47	60.45	59.88	54.22	49.95
Net Interest Margin [2]	2.37	2.43	2.48	2.67	2.83

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2021		December 31, 2020		December 31, 2019
Hawaii Economic Trends
State General Fund Revenues [1]	$3,290.3	22.4%	$6,415.1	(12.3)%	$7,316.5	5.5%
General Excise and Use Tax Revenue [1]	$1,395.8	(2.3)%	$3,038.8	(15.6)%	$3,602.2	5.1%
Jobs [2]	596.5		588.2		659.7

				June 30,	December 31,
(spot rates)				2021	2020	2019
Unemployment [3]
Statewide				7.7%	10.3%	2.1%

Oahu				6.7	9.3	2.0
Island of Hawaii				7.5	10.1	2.5
Maui				10.2	14.3	2.0
Kauai				10.8	13.9	2.1

			June 30,	December 31,
(percentage change, except months of inventory)			2021	2020	2019	2018
Housing Trends (Single Family Oahu) [4]
Median Home Price			21.0%	5.2%	(0.1)%	4.6%
Home Sales Volume (units)			32.9%	2.3%	3.9%	(7.7)%
Months of Inventory			1.2	1.4	2.5	2.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.6		(90.4)
September 30, 2020				18.9		(97.4)
August 31, 2020				22.3		(97.6)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				952.4		5.8
November 30, 2019				809.1		3.9
October 31, 2019				796.2		4.3
September 30, 2019				738.2		3.1
August 31, 2019				926.4		9.6
July 31, 2019				995.2		5.9
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: UHERO
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority